EXHIBIT 99.1

FOR IMMEDIATE RELEASE:                      CONTACT:          Dwayne Powell, CEO
                                                                    870-802-1700

            POCAHONTAS BANCORP, INC. ANNOUNCES FIRST QUARTER EARNINGS

Jonesboro, Arkansas, February 9, 2005, Pocahontas Bancorp, Inc. (Nasdaq-NMS:PFSL) announced earnings for the first quarter of the fiscal year ending September 30, 2005. Net income was $1.12 million for the quarter ended December 31, 2004, compared to net income of $1.37 million for the quarter ended December 31, 2003, a decrease of $0.25 million or 18.2%. Basic earnings per share was $0.25 and diluted earnings per share was $0.24 for the quarter ended December 31, 2004 compared to basic and diluted earnings per share of $0.30 for the same period last year.

Net interest income before provision for loan loss for the quarter ended December 31, 2004 was $4.37 million compared to $4.98 million for the quarter ended December 31, 2003, a decrease of $0.61 million or 12.3%. The decrease was primarily due to a $35.91 million decrease in average interest earning assets and a 22 basis point decrease in the net interest margin for the quarter ended December 31, 2004 compared to the quarter ended December 31, 2003. The Company's net interest rate spread was 2.87% for the quarter ended December 31, 2004 compared to 3.02% for the quarter ended December 31, 2003.

Provision for loan losses for the quarter ended December 31, 2004 was $125,000 compared to $150,000 for the quarter ended December 31, 2003. Management periodically reviews the credit quality of the loan portfolio in order to establish a sufficient allowance for losses on loans. The provision for loan loss for the quarters ended December 31, 2004 and 2003 reflected management's estimate of the amount of allowance for loan losses required based on management's current judgments about the credit quality of individual loans and segments of the loan portfolio; changing economic and other conditions may require future adjustments to the allowance for loan losses.

Non-interest income increased $0.18 million to $1.55 million for the quarter ended December 31, 2004 compared to the quarter ended December 31, 2003. The increase in non-interest income was due to a $0.21 million increase in trading gain on equity securities, partially offset by a reduction in gain on sale of loans. A subdued refinancing environment during the quarter ended December 31, 2004 resulted in a decreased number of loans originated and subsequently sold which resulted in the lower gain on sale of loans.

Total operating expenses were $4.10 million for the quarter ended December 31, 2004, and $4.13 million for the quarter ended December 31, 2003.

Total assets increased 2.0% or $14.60 million to $734.51 million at December 31, 2004 compared to balances at September 30, 2004. The increase was primarily the result of a net increase in investment securities of $32.07 million or 13.0%, which was partially offset by a $17.69 million or 4.6% decrease in total net loans receivable. Investment securities increased as the result of the purchase of $42.71 million of securities and $0.37 million increase in market value, partially offset by the call of $0.50 million of securities, and principal payments and maturities of $10.58 million. The yield on average interest earning assets at December 31, 2004 was 5.47% compared to 5.50% at September 30, 2004.

Total net loans receivable were $366.12 million at December 31, 2004 compared to $383.81 million at September 30, 2004. During the three-month period ended December 31, 2004, the Company sold $15.11 million of loans held for sale, compared to $18.99 million sold during the three-months ended December 31, 2003. Total nonperforming loans increased 4.7% to $4.89 million at December 31, 2004 from $4.67 million at September 30, 2004.

Total deposits increased 2.8% or $13.78 million to $504.86 million at December 31, 2004 compared to balances at September 30, 2004. The increase in deposits was primarily the result of offering more competitive interest rates on a diverse product base in our market area. Total Federal Home Loan Bank advances remained constant at $153.84 million at December 31, 2004 compared to $153.90 million at September 30, 2004.

Pocahontas Bancorp, Inc. is a unitary thrift holding company, which owns First Community Bank, a federally chartered savings and loan. First Community Bank conducts business from 18 offices located primarily in Northeast Arkansas. Pocahontas Bancorp's common stock is traded on the NASDAQ National Market under the symbol PFSL.

POCAHONTAS BANCORP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                December 31,          September 30,
                                                                                    2004                   2004
ASSETS

Cash                                                                            $ 33,963,056          $ 35,218,491
Cash surrender value of life insurance                                             7,778,187             7,684,251
Securities held-to-maturity, at amortized cost                                   107,074,677            86,200,660
Securities available-for-sale, at fair value                                     171,828,104           160,633,022
Trading securities, at fair value                                                  2,348,051             1,982,365
Loans receivable, net                                                            365,068,610           382,316,096
Loans receivable held for sale                                                     1,048,200             1,494,200
Accrued interest receivable                                                        3,874,842             4,196,103
Premises and equipment, net                                                       15,348,762            13,762,438
Federal Home Loan Bank Stock, at cost                                              7,974,600             7,925,900
Goodwill                                                                           8,847,572             8,847,572
Core deposit premiums, net                                                         6,053,222             6,296,523
Other assets                                                                       3,302,977             3,350,292
                                                                                ------------          ------------

TOTAL ASSETS                                                                    $734,510,860          $719,907,913
                                                                                ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Deposits                                                                      $504,864,692          $491,078,533
  Federal Home Loan Bank advances                                                153,835,416           153,896,869
  Deferred compensation                                                            2,375,555             2,430,094
  Accrued expenses and other liabilties                                            3,205,435             3,059,676
  Trust preferred securities                                                      16,947,108            16,941,917
                                                                                ------------          ------------
            Total liabilities                                                    681,228,206           667,407,089
STOCKHOLDERS' EQUITY:
  Common stock                                                                        76,024                76,024
  Additional paid-in capital                                                      57,447,655            57,447,655
  Unearned ESOP Shares                                                            (2,435,931)           (2,116,198)
  Accumulated other comprehensive income (loss), net                                (361,562)             (717,085)
  Retained earnings                                                               22,959,012            22,212,972
                                                                                ------------          ------------
                                                                                  77,685,198            76,903,368
Less treasury stock, at cost                                                     (24,402,544)          (24,402,544)
                                                                                ------------          ------------
            Total stockholders' equity                                            53,282,654            52,500,824
                                                                                ------------          ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $734,510,860          $719,907,913
                                                                                ============          ============

POCAHONTAS BANCORP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND
  COMPREHENSIVE INCOME (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        Three-Months Ended
                                                                                            December 31
                                                                                 2004                         2003
INTEREST INCOME:
  Loans receivable                                                           $ 5,792,124                  $ 6,213,706
  Investment securities                                                        2,985,994                    3,239,810
                                                                             -----------                  -----------
            Total interest income                                              8,778,118                    9,453,516

INTEREST EXPENSE:
  Deposits                                                                     2,795,804                    3,442,901
  Borrowed funds                                                               1,273,509                      718,044
  Trust preferred securities                                                     341,398                      314,194
                                                                             -----------                  -----------
            Total interest expense                                             4,410,711                    4,475,139

NET INTEREST INCOME                                                            4,367,407                    4,978,377
PROVISION FOR LOAN LOSSES                                                        125,000                      150,000
                                                                             -----------                  -----------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                                    4,242,407                    4,828,377

OTHER INCOME:
  Fees and service charges                                                       793,704                      790,522
  Gain on sale of loans                                                          273,429                      350,081
  Loss on sale of securities, net                                                      -                      (12,923)
  Trading gains net                                                              362,128                      153,222
  Other                                                                          121,527                       92,264
                                                                             -----------                  -----------
            Total other income                                                 1,550,788                    1,373,166
                                                                             -----------                  -----------
OPERATING EXPENSE:
  Compensation and benefits                                                    2,369,650                    2,412,014
  Occupancy and equipment                                                        668,533                      728,758
  Insurance premiums                                                              90,459                       70,386
  Professional fees                                                              256,757                      228,439
  Data processing                                                                148,212                      166,493
  Advertising and donations                                                      166,744                       70,366
  Office supplies                                                                 52,755                       69,875
  REO and other repossessed assets                                                27,535                       64,791
  Other                                                                          319,272                      320,995
                                                                             -----------                  -----------
            Total operating expense                                            4,099,917                    4,132,117
                                                                             -----------                  -----------
INCOME BEFORE INCOME TAXES                                                     1,693,278                    2,069,426
INCOME TAXES                                                                     575,900                      703,931
                                                                             -----------                  -----------
NET INCOME                                                                   $ 1,117,378                  $ 1,365,495


                                                                     (Continued)

POCAHONTAS BANCORP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND
  COMPREHENSIVE INCOME (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        Three-Months Ended
                                                                                            December 31
                                                                                 2004                         2003
OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
  Unrealized holding gain (loss) on securities
    available for-sale arising during the period                             $   355,523                  $  (688,160)
  Reclassification adjustment for losses
    included in net income                                                   $         -                  $     8,529
                                                                             -----------                  -----------
              Other comprehensive income (loss)                              $   355,523                  $  (679,631)
                                                                             -----------                  -----------

COMPREHENSIVE INCOME                                                         $ 1,472,901                  $   685,864
                                                                             ===========                  ===========
EARNINGS PER SHARE:
  Basic earnings per share                                                   $      0.25                  $      0.30
                                                                             ===========                  ===========
  Diluted earnings per share                                                 $      0.24                  $      0.30
                                                                             ===========                  ===========


(Concluded)

POCAHONTAS BANCORP, INC

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
--------------------------------------------------------------------------------


                                                                                September 30,         September 30,
                                                                                    2004                   2003
ASSETS

Cash                                                                            $ 35,218,491          $ 22,020,489
Cash surrender value of life insurance                                             7,684,251             7,340,618
Securities held-to-maturity, at amortized cost                                    86,200,660             5,403,862
Securities available-for-sale, at fair value                                     160,633,022           293,569,266
Trading securities, at fair value                                                  1,982,365             1,497,252
Loans receivable, net                                                            382,316,096           385,872,017
Loans receivable held for sale                                                     1,494,200             3,130,238
Accrued interest receivable                                                        4,196,103             5,161,006
Premises and equipment, net                                                       13,762,438            13,998,751
Federal Home Loan Bank Stock, at cost                                              7,925,900             5,583,700
Goodwill                                                                           8,847,572             8,847,572
Core deposit premiums, net                                                         6,296,523             7,880,406
Other assets                                                                       3,350,292             3,182,703
                                                                                ------------          ------------
TOTAL ASSETS                                                                    $719,907,913          $763,487,880
                                                                                ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Deposits                                                                      $491,078,533          $586,092,147
  Federal Home Loan Bank advances                                                153,896,869           100,693,629
  Deferred compensation                                                            2,430,094             2,885,238
  Accrued expenses and other liabilties                                            3,059,676             3,899,149
  Trust preferred securities                                                      16,941,917            16,921,150
                                                                                ------------          ------------
            Total liabilities                                                    667,407,089           710,491,313


STOCKHOLDERS' EQUITY:
  Common stock                                                                        76,024                74,970
  Additional paid-in capital                                                      57,447,655            56,533,430
  Unearned ESOP Shares                                                            (2,116,198)             (538,121)
  Accumulated other comprehensive income on securities                              (717,085)              899,339
  Retained earnings                                                               22,212,972            20,199,149
                                                                                ------------          ------------
                                                                                  76,903,368            77,168,767
Less treasury stock, at cost                                                     (24,402,544)          (24,172,200)
                                                                                ------------          ------------
            Total stockholders' equity                                            52,500,824            52,996,567
                                                                                ------------          ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $719,907,913          $763,487,880
                                                                                ============          ============

POCAHONTAS BANCORP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND
  COMPREHENSIVE INCOME (UNAUDITED)
--------------------------------------------------------------------------------



                                                                  Three Months Ended                      Twelve Months Ended
                                                                     September 30                            September 30
                                                               2004                2003                2004                 2003
INTEREST INCOME:
  Loans receivable                                          $ 5,956,561        $ 6,194,866         $ 23,997,993         $26,260,122
  Investment securities                                       2,824,148          3,182,939           12,082,156          10,783,530
                                                            -----------        -----------         ------------         -----------
            Total interest income                             8,780,709          9,377,805           36,080,149          37,043,652

INTEREST EXPENSE:
  Deposits                                                    2,566,670          4,035,049           11,619,647          16,667,659
  Borrowed funds                                              1,226,266            437,914            3,751,246           1,280,614
  Trust preferred securities                                    338,483            317,167            1,286,688           1,292,519
                                                            -----------        -----------         ------------         -----------
            Total interest expense                            4,131,419          4,790,130           16,657,581          19,240,792

NET INTEREST INCOME                                           4,649,290          4,587,675           19,422,568          17,802,860
PROVISION FOR LOAN LOSSES                                     2,750,000          1,100,000            3,900,000           2,595,000
                                                            -----------        -----------         ------------         -----------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                   1,899,290          3,487,675           15,522,568          15,207,860

OTHER INCOME:
  Fees and service charges                                      825,979            757,911            3,081,844           3,594,981
  Gain on sale of loans                                         314,086            848,139            1,239,705           3,277,919
  Gain on sale of securities, net                                 2,500             59,328              385,866             324,225
  Trading gains net                                             156,743             46,541              398,165             377,741
  Gain on sale of branches                                            -          1,898,140              136,834           2,411,734
  Other                                                         103,605            240,708              430,103             565,651
                                                            -----------        -----------         ------------         -----------
            Total other income                                1,402,913          3,850,767            5,672,517          10,552,251
                                                            -----------        -----------         ------------         -----------

OPERATING EXPENSE:
  Compensation and benefits                                   2,409,266          2,968,955            9,539,845          10,443,598
  Occupancy and equipment                                       628,601            736,044            2,723,190           2,653,568
  Insurance premiums                                             86,090             90,773              334,768             328,974
  Professional fees                                             227,284            290,858              826,156           1,072,780
  Data processing                                               162,978            184,719              675,485             734,989
  Advertising and donations                                     143,603            135,525              408,480             600,656
  Office supplies                                                54,641             83,080              234,129             338,524
  REO and other repossessed assets                               51,735            113,875              321,250             538,541
  Other                                                         269,066            276,197            1,211,924           1,367,534
                                                            -----------        -----------         ------------         -----------
            Total operating expense                           4,033,264          4,880,026           16,275,227          18,079,164
                                                            -----------        -----------         ------------         -----------

INCOME (LOSS) BEFORE INCOME TAXES                              (731,061)         2,458,416            4,919,858           7,680,947
INCOME TAXES                                                   (463,756)           554,332            1,463,244           2,386,589
                                                            -----------        -----------         ------------         -----------
NET INCOME (LOSS)                                           $  (267,305)       $ 1,904,084          $ 3,456,614         $ 5,294,358


                                                                     (Continued)

POCAHONTAS BANCORP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND
  COMPREHENSIVE INCOME (UNAUDITED)
--------------------------------------------------------------------------------


                                                                  Three Months Ended                      Twelve Months Ended
                                                                     September 30                            September 30
                                                               2004                2003                2004                 2003

OTHER COMPREHENSIVE INCOME (LOSS),
  NET OF TAX:
  Unrealized holding gain (loss) on securities
    arising during the period                               $ 2,982,384        $(1,622,007)        $ (1,361,752)        $  (483,597)

  Reclassification adjustment for (gains) / losses
    included in net income                                  $    (1,650)       $   (39,156)        $   (254,672)        $  (213,989)
                                                            -----------        -----------         ------------         -----------

              Other comprehensive income (loss)             $ 2,980,734        $(1,661,163)        $ (1,616,424)        $  (697,586)
                                                            -----------        -----------         ------------         -----------

COMPREHENSIVE INCOME                                        $ 2,713,429        $   242,921         $ 1 ,840,190         $ 4,596,772
                                                            ===========        ===========         ============         ===========

EARNINGS PER SHARE:
  Basic earnings (loss) per share                           $     (0.06)       $      0.43         $       0.77         $      1.22
                                                            ===========        ===========         ============         ===========
  Diluted earnings (loss) per share                         $     (0.06)       $      0.42         $       0.75         $      1.20
                                                            ===========        ===========         ============         ===========

                                                                     (Concluded)